Exhibit 32

                             THINKING TOOLS, INC.
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Thinking Tools, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 (the "Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2004

                                  By:  Moshe Zarmi
                                       ------------------------
                                  Name: Moshe Zarmi
                                  Title: President and Chief Executive Officer
                                         and principal accounting officer